EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, AND SUCH SECURITIES SHALL BE SOLD PURSUANT TO SUCH REGISTRATION STATEMENT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK.  HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase
7,333,529 shares	Warrant Number S-1

Common Stock Purchase Warrant
of
Jammin Java Corp.

THIS CERTIFIES that Mother Parkers Tea & Coffee Inc., an Ontario corporation, or any subsequent holder hereof (“Holder”) has the right to purchase from Jammin Java Corp., a Nevada company (the “Company”), up to Seven Million and Three Hundred and Thirty-Three Thousand Five Hundred and Twenty-Nine (7,333,529) fully paid and nonassessable shares, of the Company's common stock, $0.001 par value per share (“Common Stock”), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time during the Term of this Warrant (as defined below).

Holder agrees with the Company that this Common Stock Purchase Warrant of the Company (this “Warrant” or this “Agreement”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.  This Warrant was granted to the Holder in connection with the Holder’s subscription for Units of the Company, each consisting of one (1) share of the Company’s common stock and one (1) warrant to purchase one (1) share of the Company’s common stock, and the Subscription Agreement entered into in connection therewith (the “Subscription Agreement”).  Capitalized terms not defined herein shall have the meanings given to such terms in the Subscription Agreement.

Notwithstanding anything to the contrary herein, the applicable portion of this Warrant shall not be exercisable during any time that, and only to the extent that, the number of shares of Common Stock to be issued to Holder upon such Exercise (as defined in Section 2(a)), when

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns (outside of this Warrant, and not including any other warrants or securities of Holder’s having a provision substantially similar to this paragraph) at the time of such Exercise, would exceed 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Exercise of this Warrant held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”).  The Beneficial Ownership Limitation shall be conclusively satisfied if the applicable Notice of Exercise includes a signed representation by the Holder that the issuance of the shares in such Notice of Exercise will not violate the Beneficial Ownership Limitation, and the Company shall not be entitled to require additional documentation of such satisfaction.

The Beneficial Ownership Limitation provisions may be waived by such Holder, at the election of such Holder, upon not less than sixty-one (61) days’ prior written notice to the Company, to change the Beneficial Ownership Limitation to any other percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon Exercise of the Warrants held by the Holder.  The provisions of this paragraph shall be construed or implemented in a manner in strict conformity with the terms of this Section 1 which may include, but not be limited to correcting this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

1.           Date of Issuance and Term.

This Warrant shall be deemed to be issued on April 24, 2014 (“Date of Issuance”).  The term of this Warrant begins on the Date of Issuance and ends at 5:00 p.m., Central Standard Time, on the date that is three (3) years after the Date of Issuance (the “Term”).

2.           Exercise.

(a) Manner of Exercise. During the Term, this Warrant may be Exercised as to all or any lesser number of full shares of Common Stock covered hereby (the “Warrant Shares” or the “Shares”) upon surrender of this Warrant, with the Notice of Exercise Form attached hereto as Exhibit A (the “Notice of Exercise”) duly completed and executed, together with the full Exercise Price (as defined below, which may be satisfied by a Cash Exercise for each share of Common Stock as to which this Warrant is Exercised, at the office of the Company, Attn: Secretary; Jammin Java Corp., 4730 Tejon St., Denver, Colorado 80211 or at such other location as the Company may then be located or such other office or agency as the Company may designate in writing, by overnight mail, by facsimile (such surrender and payment of the Exercise Price hereinafter called the “Exercise” of this Warrant).

(b) Date of Exercise.  The “Date of Exercise” of the Warrant shall be defined as the date that a copy of the Notice of Exercise Form attached hereto as Exhibit A, is completed and executed, is sent by facsimile or electronic transmittion (including but not limited to a scanned

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

“PDF” file which is delivered as an attachment to an e-mail to the Company) to the Company or its transfer agent (“Transfer Agent”), provided that the original Warrant (if delivery of the original Warrant is required pursuant to Section 2(h) hereof) and Notice of Exercise Form are received by the Company and the Exercise Price is satisfied, each as soon as practicable thereafter.  Alternatively, the Date of Exercise shall be defined as the date the original Notice of Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.  Upon delivery of the Notice of Exercise Form to the Company by facsimile or otherwise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date delivery of the certificates evidencing such Warrant Shares are made.  The Company shall deliver any objection to any Notice of Exercise within five (5) Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.  "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to remain closed.

(c) Delivery of Common Stock Upon Exercise.  Within ten (10) Trading Days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant (if required) and payment of the aggregate Exercise Price (the “Warrant Shares Delivery Deadline”), the Company shall issue and deliver (or cause its transfer agent to issue and deliver) in accordance with the terms hereof to or upon the order of the Holder that number of shares of Common Stock (“Exercise Shares”) for the portion of this Warrant converted as shall be determined in accordance herewith.  Upon the Exercise of this Warrant or any part thereof, the Company shall, at its own cost and expense, take all necessary action, which may include obtaining and delivering an opinion of counsel (if requested by the Company’s transfer agent) to assure that the Company's transfer agent shall issue stock certificates in the name of Holder (or its nominee) or such other persons as designated by Holder and in such denominations to be specified at Exercise representing the number of shares of Common Stock issuable upon such Exercise. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Holder, in the event the Exercise Shares are eligible to be issued without legend pursuant to Rule 144 under the Securities Act of 1933, as amended (the “1933 Act” or the “Securities Act”) in the reasonable determination of the Company’s counsel, upon receipt from the Holder of an opinion of counsel as to the fact that such Exercise Shares are eligible to be issued without legend (as described below), the Exercise Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Exercise Shares if the Unrestricted Conditions (as defined below) are met, and the Holder has supplied the Company with an opinion of counsel as to such fact, reasonably acceptable to the Company’s counsel, which acceptance shall not be unreasonably withheld.

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

(d) Legends.

(i) Restrictive Legend. The Holder understands that (a) the Warrant and, (b) until such time as Exercise Shares have been registered under the 1933 Act, if ever, or, may be sold pursuant to Rule 144  or another applicable exemption from registration under the 1933 Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Exercise Shares, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, AND SUCH SECURITIES SHALL BE SOLD PURSUANT TO SUCH REGISTRATION STATEMENT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.”

(ii) Removal of Restrictive Legends.  Certificates evidencing the Exercise Shares shall not contain any legend restricting the transfer thereof (including the legend set forth above in subsection 2(d)(i)): (i) while a registration statement covering the resale of such security is effective under the Act; provided, that such Exercise Shares are sold pursuant to such registration statement, (ii) following any valid and applicable sale of such security pursuant to Rule 144, provided that the Company may request an opinion from Subscriber’s counsel as to the applicability of Rule 144 to such sale, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)), which determination shall be made in Company counsel’s reasonable determination (collectively, the Unrestricted Conditions”). If the Unrestricted Conditions are met at the time of issuance or resale of Exercise Shares, then such Exercise Shares shall be issued free of all legends.

(iii) Sale of Unlegended Shares.  Holder agrees that the removal of the restrictive legend from certificates representing Securities as set forth in Section 2(d)(i) above is predicated upon the Company’s reliance that the Holder will sell any Exercise Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(e) Cancellation of Warrant.  This Warrant shall be cancelled upon the full Exercise of

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of Shares purchased upon such Exercise of this Warrant, and if this Warrant is not Exercised in full and Holder has delivered an original copy of the Warrant, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

(f) Holder of Record.  Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant.  Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

(g) Delivery of Electronic Shares.  In lieu of delivering physical certificates representing the unlegended shares of Common Stock issuable upon Exercise (the “Unlegended Shares”), provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon written request of the Holder, so long as the certificates therefor do not bear a legend, and are not required to bear a legend, and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares to the Holder by crediting the account of the Holder's broker with DTC identified in the written request through its Deposit Withdrawal Agent Commission (“DWAC”) system. Otherwise, delivery of the Common Stock shall be by physical delivery to the address specified by the Holder in the Notice of Exercise.  The time periods for delivery and liquidated damages described herein shall apply to the electronic transmittals described herein, or to physical delivery, whichever is applicable.

(h) Surrender of Warrant Upon Exercise; Book-Entry.  Notwithstanding anything to the contrary set forth herein, upon Exercise of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender the original Warrant Certificate to the Company unless all of this Warrant is Exercised, in which case such Holder shall deliver the original Warrant being Exercised to the Company promptly following the Date of Exercise at issue.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the amount of this Warrant that is so Exercised and the dates of such Exercises or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this original Warrant upon each such Exercise.  In the event of any dispute or discrepancy, such records of the Holder shall be controlling and determinative in the absence of manifest error.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

3.           Exercise Price.

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

  The Exercise Price (“Exercise Price”) shall be $0.51135 per Warrant Share, representing 150% of the Per Unit Price (the “Exercise Price”), subject to adjustment pursuant to the terms hereof, including but not limited to Section 5 below.

  Payment of the Exercise Price may be made by a cash exercise.  The Holder may exercise this Warrant in cash, via bank or cashiers’ check or via wire transfer (a “Cash Exercise”);

4.           Transfer and Registration. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed.  This Warrant shall be cancelled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

5.           Adjustments; Additional Adjustments; Purchase Rights.

(a)  Recapitalization or Reclassification.  If the Company shall at any time prior to the end of the Term, effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of a decrease in the number of shares, proportionally increased.  The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(a).

(b)  Exercise Price Adjusted.  As used in this Warrant, the term “Exercise Price” shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in this Section 5 or otherwise set forth in this Warrant, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection.  No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock.

(c)  Adjustments: Additional Shares, Securities or Assets.  In the event that at any time, as a result of an adjustment made pursuant to this Section 5 or otherwise, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

(d)  Subdivision or Combination of Common Stock.  If the Company at any time prior to the end of the Term subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares represented by this Warrant shall proportionally increase.  If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares represented by this Warrant shall proportionally decrease.

(e)  Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company (a “Voluntary Adjustment”).

(f)  Adjustment to Number of Shares.  In the event of any adjustment to the Exercise Price prior to the expiration of the Term of this Warrant, pursuant to the terms of this Warrant, including but not limited to any Voluntary Adjustment, the number of Warrant Shares issuable upon Exercise of this Warrant shall be increased such that the aggregate Exercise Price payable in a full Cash Exercise hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price payable in a full Cash Exercise prior to such adjustment.

(g)  Notice of Adjustments; Notice Failure Adjustment.  Whenever the Exercise Price is required to be adjusted pursuant to the terms of this Warrant, the Company shall within Five (5) Business Days mail to the Holder a notice (an “Exercise Price Adjustment Notice”) setting forth the new Exercise Price and specifying the new number of shares into which the Warrant is convertible after such adjustment and setting forth a statement of the facts requiring such adjustment. The Company shall, upon the written request at any time of the Holder, furnish to such Holder a like Warrant setting forth (i) such adjustment or readjustment, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon Exercise of the Warrant, following delivery of the original Warrant to the Company for exchange.  For purposes of clarification, whether or not the Company provides an Exercise Price Adjustment Notice pursuant to this Section 5(g), upon the occurrence of any event that leads to an adjustment of the Exercise Price, the Holders are entitled to receive an Exercise Price and a number of Exercise Shares based upon the new Exercise Price, as adjusted, for exercises occurring on or after the date of such adjustment, regardless of whether a Holder accurately refers to the adjusted Exercise Price in the Notice of Exercise.

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

6.           Fractional Interests. No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock.  If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Exercise shall be the next closest number of whole shares.

7.           Reservation of Shares. From and after the date hereof, the Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) equal to 100% (the “Minimum Warrant Share Reservation Amount”) of such number as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price in full. If at any time the number of shares of Common Stock authorized and reserved for issuance is below 100% of the number of shares sufficient for the Exercise of this Warrant (a “Share Authorization Failure”)(based on the Exercise Price in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 7, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares such that the number of shares authorized and reserved for the Exercise of this Warrant shall exceed the Minimum Warrant Share Reservation Amount. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to liens, claims, preemptive rights, rights of first refusal or similar rights of any person or entity.

8.           Restrictions on Transfer.

(a) Registration or Exemption Required.  This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Regulation D thereof. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

(b) Assignment.  If Holder can provide the Company with reasonably satisfactory evidence that the conditions above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days of receipt of such notice, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

9.           Non-circumvention.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

10.           Remedies, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Warrant, if any, shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder could cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant could seek, in addition to all other available remedies, an injunction restraining any breach.

11.   Dispute Resolution. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares issuable upon any exercise of this Warrant, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with this subsection.  In the case of a dispute with respect to this Warrant Agreement, the Company or the Holder shall submit the disputed matters via facsimile or electronic mail transmission within five (5) Business Days of receipt, or deemed receipt, of the event giving rise to such dispute to the Holder or the Company, as the case may be. If the Holder and the Company are unable to agree within five (5) Business Days of such dispute being submitted to the Holder or the Company, as the case may be, then the parties shall, within five (5) Business Days submit the dispute to an independent, outside accountant or an independent expert attorney from a nationally recognized outside law firm (having at least 50 attorneys and having with no prior relationship with the Company) or other independent expert, in each case, selected by the Company and approved by the Holder (the “independent third-party”). The Company, at the Company’s expense, shall cause the independent third party to perform the determinations or calculations necessary to resolve the dispute, including providing any additional documentation or information reasonably requested by such independent third-party and notify the Company and the Holder of the results as soon as commercially practical following the time the independent third party receives notice of the dispute. Such independent third-party’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error (collectively, the “Dispute Resolution Procedures”).

12.           Benefits of this Warrant. Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

13.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware.

14.           Loss of Warrant. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date within ten (10) Business Days.

15.    Notice or Demands.  Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company’s records, until another address is designated in writing by Holder.

16.   Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

17.            Capacity.  Each signatory below confirms and acknowledges that they have received valid authorization and that each respective party has authorized such signatory to sign this Warrant on such party’s behalf.

18.            Effect of Electronic and Photocopied Signatures. This Warrant may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Warrant or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Warrant signed by one party and faxed or emailed in PDF format to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Warrant shall be effective as an original for all purposes.

19.           Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

20.           Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.  The Company agrees to help facilitate any assignment by Holder or its assignees of this Warrant and to assist in

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

any way necessary to complete a transaction.

[Remainder of page left intentionally blank.  Signature page follows.]

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 29th day of April 2014, to be effective April 24, 2014.

Jammin Java Corp.

By: /s/Anh Tran

Its: President

Printed Name: Anh Tran

Date: April 29, 2014

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.

EXHIBIT A

NOTICE OF EXERCISE FORM FOR WARRANT

TO:  JAMMIN JAVA CORP.

           The undersigned hereby irrevocably Exercises the right to purchase ____________ of the shares of Common Stock (the “Common Stock”) of JAMMIN JAVA CORP., a Nevada company (the “Company”), evidenced by the attached Common Stock Purchase Warrant (#S-1, the “Warrant”), and herewith makes payment of the applicable Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on Exercise of the Warrant, except in accordance with the applicable provisions of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

3. The undersigned confirms that the exercise of the Warrant as set forth herein will not violate the Beneficial Ownership Limitation.

Dated:________

________________________________________________________________________
Signature
_______________________________________________________________________
Print Name
_______________________________________________________________________
IF Entity, Entity Name
_______________________________________________________________________
Signatory’s Position With Entity
________________________________________________________________________
Address

_______________________________________________________________________

NOTICE

The signature to the foregoing Notice of Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular way, without alteration or enlargement or any change whatsoever.
________________________________________________________________________

Common Stock Purchase Warrant (#S-1)
Jammin Java Corp.